EXHIBIT 10.2

FIRST ADDENDUM TO RESCISSION AGREEMENT PERTAINING TO
ACQUISITION AGREEMENT

THIS FIRST ADDENDUM TO RESCISSION AGREEMENT PERTAINING TO ACQUISITION AGREEMENT is made and entered into as of the 11th day of March, 2008, by and among GLOBAL REALTY DEVELOPMENT CORP. (“Global”), SMS TEXT MEDIA, INC. (the “Company”), and ARIC GASTWIRTH (“Gastwirth”), RICK CATINELLA (“Catinella”), and ROY A. SCIACCA (“Sciacca”) (Gastwirth, Catinella and Sciacca shall sometimes hereinafter be referred to as the “Selling Stockholders”).

1 (b)                                           (iii)           It is agreed by all of the parties hereto the aforesaid $1,253,500.71 sum less the $41,783.37 of the aforesaid $1,253,500.71 sum already received and/or accounted for) will be paid in the following manner:

(a)
a Note (Exhibit F) for $1,211,717.34 at 12% interest. Such Note to be signed by SMS and Roy Sciacca.  100% of the proceeds of the sale of any of the Company’s Assets including the Patent Pending or the sale of any interest in SMS by the Selling Stockholders whichever comes first.  Such proceeds will go toward the Principal and Interest of the Note until paid in full before any disbursement to Selling Stockholders.

(b)	Global will have a first lien on all assets and the 100% ownership rights of SMS and its Selling Stockholders.

(c)
10,000,000 Shares of Global Stock will be returned directly to Global with Proper transfer instructions and Medallion Guarantees and Global will have the responsibility to work with the Transfer Agent to consummate the transfer.

(d)	It is agreed their will be no Escrow Agreement.

(e)
Rick Catinella and Aric Gastwirth shall have no personal liability for payment of any sums or amounts owed to Global in connection with the Rescission Agreement pertaining to the Acquisition Agreement.

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FIRST ADDENDUM TO RESCISSION AGREEMENT PERTAINING TO
ACQUISITION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this instrument as of the date first above written.

GLOBAL REALTY DEVELOPMENT CORP.

By:

SMS TEXT MEDIA, INC.

By:

ARIC GASTWIRTH

RICK CATINELLA

ROY A. SCIACCA

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